                                                               EXHIBIT 1.A(5)(b)

                      METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                    This rider provides that, if insured becomes totally disabled for at least 6 months, we will waive the monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.

DISABILITY STARTING      * If disability starts on or before the insured's 60th
BEFORE AGE 60              birthday, we will waive eligible monthly deductions
                           as they fall due while the insured remains disabled.
                           If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter. We will then waive all future eligible monthly deductions.

DISABILITY STARTING      * If disability starts after the insured's 60th
BETWEEN AGES 60 AND        birthday but on or before his or her 65th
65                         birthday, we will waive eligible monthly deductions
                           as they fall due while the insured remains totally disabled. We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                    All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER       The date of this rider is the date of this policy.

DEFINITION OF TOTAL Total disability means an incapacity which:
DISABILITY
                    1. Results from bodily injury or disease;
                                  and
                    2. Prevents the insured from doing any work for income or
                       profit. During the first 24 months of total disability, work means the regular occupation of the insured. After that time it means any occupation for which the insured is or becomes reasonably fitted.

                    The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED   This rider will not cover a disability which:

                    1. Began before the date of this rider;
                                  or
                    2. Occurred, while the insured was in any armed forces, as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY Written notice and proof that total disability has existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                    We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                    If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                    When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                     (Continued on reverse side)

83W-94                                                                    BAABY1

EFFECT ON         While the insured is totally disabled, you may not increase
POLICY            the death benefit under this policy by increasing the
PROVISIONS        Specified Face Amount of Insurance. You may, however, change the death benefit option subject to the provisions of the policy. The calculation of the cash value will remain as described in the policy.

                  If you wish, you may continue to pay premiums while the insured is disabled. The expense charge will be deducted from these premiums.

INCONTESTABILITY  We will not contest the validity of this rider unless total disability of the insured occurred within 2 years from the date of the rider.

TERMINATION       This rider will end on the policy anniversary on which the insured is age 65; or before that date, at the end of the grace period. Termination of this rider at age 65 will have no effect on your claim if you are then disabled.

                  You may end this rider on any monthly anniversary by sending us a written request and this policy. We will make the change and return the policy.

COST OF RIDER     While this rider is in force, its cost will be deducted
                  monthly from the cash value. The monthly cost of this rider will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.


                                                 /s/ Joseph A. Reali

                                                 Joseph A. Reali
                                                 Vice-President and Secretary


                           (Continued on next page)


83W-94                                                                    BAABY2

                       TABLE OF GUARANTEED MAXIMUM COSTS
                        (SEE "COST OF RIDER" PROVISION)

--------------------------------------------------------------------------------
                        Maximum                                 Maximum
   Age at           Monthly Cost for         Age at          Monthly Cost for
Beginning of         Each $1,000 of       Beginning of        Each S1,000 of
 Rider Year            Insurance           Rider Year            Insurance
              --------------------------                ------------------------
                 Male        Female                         Male         Female
--------------------------------------------------------------------------------
  20             .012         .012             43           .031          .030
  21             .012         .012             44           .035          .033
  22             .012         .012             45           .042          .039
  23             .012         .012             46           .047          .043
  24             .012         .013             47           .053          .047
  25             .013         .013             48           .059          .052
  26             .013         .013             49           .067          .058
  27             .013         .013             50           .087          .073
  28             .013         .013             51           .098          .081
  29             .013         .013             52           .111          .090
  30             .014         .014             53           .124          .101
  31             .014         .014             54           .140          .112
  32             .014         .015             55           .184          .140
  33             .015         .015             56           .205          .155
  34             .015         .015             57           .229          .171
  35             .017         .016             58           .255          .189
  36             .017         .017             59           .283          .208
  37             .018         .018             60           .085          .045
  38             .020         .019             61           .088          .046
  39             .021         .021             62           .091          .047
  40             .024         .023             63           .095          .048
  41             .026         .025             64           .098          .049
  42             .029         .027

--------------------------------------------------------------------------------

83W-94                                                                  BAABY3

                      METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                    This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.

DISABILITY STARTING     *   If disability starts on or before the insured's
BEFORE AGE 60               60th birthday, we will waive eligible monthly
                            deductions as they fall due while the insured remains disabled. If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter. We will then waive all future eligible monthly deductions.

DISABILITY STARTING     *   If disability starts after the insured's 60th
BETWEEN AGES 60             birthday but on or before his or her 65th birthday,
AND 65                      we will waive eligible monthly deductions as they
                            fall due while the insured remains totally disabled.
                            We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                    All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER       The date of this rider is the date of this policy.

DEFINITION OF TOTAL Total disability means an incapacity which:
DISABILITY
                    1. Results from bodily injury or disease;
                           and
                    2. Prevents the insured from doing any work for income or
                       profit. During the first 24 months of total disability, work means the regular occupation of the insured. After that time it means any occupation for which the insured is or becomes reasonably fitted.

                    The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED   This rider will not cover a disability which:
                    1. Began before the date of this rider;
                           or
                    2. Occurred, while the insured was in any armed forces, as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY Written notice and proof that total disability has existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                    We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                    If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                    When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                     (Continued on reverse side)

83W-94 U                                                                  BAACAN

EFFECT ON POLICY    While the insured is totally disabled, you may not increase
PROVISIONS          the death benefit under this policy by increasing the
                    Specified Face Amount of Insurance. You may, however, change the death benefit option subject to the provisions of the policy. The calculation of the cash value will remain as described in the policy.

                    If you wish, you may continue to pay premiums while the insured is disabled. The expense charge will be deducted from these premiums.

INCONTESTABILITY    We will not contest the validity of this rider unless total disability of the insured occurred within 2 years from the date of the rider.

TERMINATION         This Rider will end on the policy anniversary on which the insured is age 65; or before that date, at the end of the grace period. Termination of this rider at age 65 will have no effect on your claim if you are then disabled.

                    You may end this rider on any monthly anniversary by sending us a written request and this policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be deducted
                    monthly from the cash value. The monthly cost of this rider will be set by us from time to time, based on the insured's age. It will never be more than the maximum cost according to the table on the next page.

                                                   /s/ Joseph A. Reali

                                                   Joseph A. Reali
                                                   Vice-President and Secretary




                           (Continued on next page)

83W-94 U                                                                  BAABY5

                       TABLE OF GUARANTEED MAXIMUM COSTS
                        (SEE "COST OF RIDER" PROVISION)

--------------------------------------------------------------------------------
                        Maximum                                   Maximum
    Age at          Monthly Cost for           Age at        Monthly Cost for
  Beginning of       Each $1,000 of         Beginning of      Each $1,000 of
   Rider Year           Insurance            Rider Year          Insurance
--------------------------------------------------------------------------------
       20                .012                    43                .031
       21                .012                    44                .035
       22                .012                    45                .042
       23                .012                    46                .047
       24                .013                    47                .053
       25                .013                    48                .059
       26                .013                    49                .067
       27                ,013                    50                .087
       28                .013                    51                .098
       29                .013                    52                .111
       30                .014                    53                .124
       31                .014                    54                .140
       32                .015                    55                .184
       33                .015                    56                .205
       34                .015                    57                .228
       35                .017                    58                .254
       36                .017                    59                .282
       37                .018                    60                .080
       38                .020                    61                .083
       39                .021                    62                .086
       40                .024                    63                .089
       41                .026                    64                .092
       42                .029
--------------------------------------------------------------------------------

83W-94 U                                                                  BAABY4

                      METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT

      This rider is a part of the policy if it is referred to on page 3.


                         This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.

DISABILITY STARTING         * If disability starts on or before the insured's
BEFORE AGE 60                 60th birthday, we will waive eligible monthly
                              deductions as they fall due while the insured remains disabled. If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter.
                              We will then waive all future eligible monthly deductions.

DISABILITY STARTING         * If disability starts after the insured's 60th
BETWEEN AGES 60               birthday but on or before his or her 65th
AND 65                        birthday, we will waive eligible monthly
                              deductions as they fall due while the insured remains totally disabled. We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts.
                              Any eligible monthly deductions due after that date will be made from the policy's cash value.

                         All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER            The date of this rider is the date of this policy.

DEFINITION OF TOTAL      Total disability means an incapacity which:
DISABILITY
                         1. Results from bodily injury or disease;
                                        and
                         2. Prevents the insured from doing the substantial and
                            material acts of any work for income or profit. During the first 24 months of total disability, work means the regular occupation of the insured at the time disability began. After that time, it means any occupation for which the insured is or becomes reasonably qualified. If the insured is a student at the time total disability starts, going to school is the insured's regular occupation.

                            The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED           This rider will not cover a disability which:

                         1. Began before the date of this rider;
                                or
                         2. Occurred, while the insured was in any armed
                            forces, as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY      Written notice and proof that total disability has
                         existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                         We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                         If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                         When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                     (Continued on reverse side)

83W-94 CA                                                                 BAACEG

                      METROPOLITAN LIFE INSURANCE COMPANY


                       RIDER: DISABILITY WAIVER BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                    This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.

DISABILITY STARTING     * If disability starts on or before the insured's 60th
BEFORE AGE 60             birthday, we will waive eligible monthly deductions as
                          they fall due while the insured remains disabled. If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter. We will then waive all future eligible monthly deductions.


DISABILITY STARTING     * If disability starts after the insured's 60th birthday
BETWEEN AGES 60           but on or before his or her 65th birthday, we will
AND 65                    waive eligible monthly deductions as they fail due
                          while the insured remains totally disabled. We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                    All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER       The date of this rider is the date of this policy.

DEFINITION OF       Total disability means an incapacity which:
TOTAL DISABILITY

                    1. Results from bodily injury or disease;
                                     and
                    2. Prevents the insured from doing the substantial and
                       material acts of any work for income or profit. During the first 24 months of total disability, work means the regular occupation of the insured at the time disability began. After that time, it means any occupation for which the insured is or becomes reasonably qualified. If the insured is a student at the time total disability starts, going to school is the insured's regular occupation.

                    The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED   This rider will not cover a disability which:


                    1. Began before the date of this rider;
                                   or
                    2. Occurred, while the insured was in any armed forces, as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY Written notice and proof that total disability has existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                    We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                    If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                    When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                     (Continued on reverse side)


83W-94 U CA                                                               BAACEH

                     METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT


      This rider is a part of the policy if it is referred to on page 3.

                         This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.

 DISABILITY STARTING         *  If disability starts on or before the insured's
 BEFORE AGE 60                  60th birthday, we will waive eligible monthly
                                deductions as they fall due while the insured remains disabled. If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter.
                                We will then waive all future eligible monthly deductions.

DISABILITY STARTING          *  If disability starts after the insured's 60th
BETWEEN AGES 60                 birthday but on or before his or her 65th
AND 66                          birthday, we will waive eligible monthly
                                deductions as they fall due while the insured remains totally disabled. We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                         All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER            The effective date of this rider is the date of this
                         policy.

DEFINITION OF TOTAL      Total disability means an incapacity which:
DISABILITY

                         1. Results from bodily injury or disease;
                                       and
                         2. Prevents the insured from doing any work for income
                            or profit. During the first 24 months of total disability, work means the regular occupation of the insured. After that time it means any occupation for which the insured is or becomes reasonably fitted.

                         The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED        This rider will not cover a disability which:

                         1. Began before the date of this rider;
                                        or
                         2. Occurred, while the insured was in any armed forces,
                            as a result of any war or warlike action in time of peace

PROOF OF DISABILITY      Written notice and proof that total disability has
                         existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                         We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                         If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                         When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                    (Continued on reverse side)

83W-94 IL                                                                 BAABZD

                     METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT


      This rider is a part of the policy if it is referred to on page 3.

                         This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.

 DISABILITY STARTING         *  If disability starts on or before the insured's
 BEFORE AGE 60                  60th birthday, we will waive eligible monthly
                                deductions as they fall due while the insured remains disabled. If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter.
                                We will then waive all future eligible monthly deductions.

DISABILITY STARTING          *  If disability starts after the insured's 60th
BETWEEN AGES 60                 birthday but on or before his or her 65th
AND 66                          birthday, we will waive eligible monthly
                                deductions as they fall due while the insured remains totally disabled. We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                         All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER            The date of this rider is the date of this policy shown
                         on page 3.

DEFINITION OF TOTAL      Total disability means an incapacity which:
DISABILITY

                         1. Results from bodily injury or disease;
                                       and
                         2. Prevents the insured from doing any work for income
                            or profit. During the first 24 months of total disability, work means the regular occupation of the insured. After that time it means any occupation for which the insured is or becomes reasonably fitted.

                         The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED        This rider will not cover a disability which:

                         1. Began before the date of this rider;
                                        or
                         2. Occurred, while the insured was in any armed forces,
                            as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY      Written notice and proof that total disability has
                         existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                         We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                         If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                         When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.


                                                    (Continued on reverse side)

83W-94 MA                                                                BAABZC

EFFECT ON POLICY     While the insured is totally disabled, you may not
PROVISIONS           increase the death benefit under this policy by increasing the Specified Face Amount of Insurance. You may, however, change the death benefit option subject to the provisions of the policy. The calculation of the cash value will remain as described in the policy.

                     If you wish, you may continue to pay premiums while the insured is disabled. The expense charge will be deducted from these premiums.

INCONTESTABILITY     We will not contest the validity of this rider unless total disability of the insured occurred within 2 years from the date of issue of the rider.

TERMINATION          This rider will end on the policy anniversary on which the insured is age 65; or before that date, at the end of the grace period. Termination of this rider at age 65 will have no effect on your claim if you are then disabled.

                     You may end this rider on any monthly anniversary by sending us a written request and this policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be deducted
                     monthly from the cash value. The monthly cost of this rider will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

                           (Continued on next page)

83W-94 MA                                                                 BAA8Y

                     METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                     This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.

DISABILITY STARTING      *  If disability starts on or before the insured's 60th
BEFORE AGE 60               birthday, we will waive eligible monthly deductions
                            as they fall due while the insured remains disabled.
                            If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter. We will then waive all future eligible monthly deductions.

DISABILITY STARTING      *  If disability starts after the insured's 60th
BETWEEN AGES 60             birthday but on or before his or her 65th
AND 65                      birthday, we will waive eligible monthly deductions
                            as they fall due while the insured remains totally disabled. We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                     All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER        The date of this rider is the date of this policy shown on page 3.

DEFINITION OF TOTAL  Total disability means an incapacity which:
DISABILITY

                     1. Results from bodily injury or disease;
                                      and
                     2. Prevents the insured from doing any work for income or
                        profit. During the first 24 months of total disability, work means the regular occupation of the insured. After that time it means any occupation for which the insured is or becomes reasonably fitted.

                     The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED    This rider will not cover a disability which:

                     1. Began before the date of this rider;
                                      or
                     2. Occurred, while the insured was in any armed forces, as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY  Written notice and proof that total disability has existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                     We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                     If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                     When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                     (Continued on reverse side)

83W-94 U MA                                                              BAACDQ

EFFECT ON POLICY     While the insured is totally disabled, you may not increase
PROVISIONS           the death benefit under this policy by increasing the
                     Specified Face Amount of Insurance. You may, however, change the death benefit option subject to the provisions of the policy. The calculation of the cash value will remain as described in the policy.

                     If you wish, you may continue to pay premiums while the insured is disabled. The expense charge will be deducted from these premiums.

INCONTESTABILITY     We will not contest the validity of this rider unless total disability of the insured occurred within 2 years from the date of the rider.

TERMINATION          This rider will end on the policy anniversary on which the insured is age 65; or before that date, at the end of the grace period. Termination of this rider at age 65 will have no effect on your claim if you are then disabled.

                     You may end this rider on any monthly anniversary by sending us a written request and this policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be deducted
                     monthly from the cash value. The monthly cost of this rider will be set by us from time to time, based on the insured's age. It will never be more than the maximum cost according to the table on the next page.

                           (Continued on next page)

83W-94 U MA                                                              BAAA8Z

                      METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                    This rider provides that, if the insured becomes totally disabled for at least 180 days, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.

DISABILITY STARTING      *    If disability starts on or before the insured's
BEFORE AGE 60                 60th birthday, we will waive eligible monthly
                              deductions as they fall due while the insured remains disabled. If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter.
                              We will then waive all future eligible monthly deductions.

DISABILITY STARTING      *    If disability starts after the insured's 60th
BETWEEN AGES 60               birthday but on or before his or her 65th
AND 65                        birthday, we will waive eligible monthly
                              deductions as they fall due while the insured remains totally disabled. We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                    All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.


DATE OF RIDER       The date of this rider is the date of this policy.

DEFINITION OF TOTAL Total disability means an incapacity which:
DISABILITY
                    1. Results from bodily injury or disease;
                                        and
                    2. Prevents the insured from doing the substantial and
                       material acts of any work for income or profit. During the first 24 months of total disability, work means the substantial and material duties of the insured's regular occupation. After that time, it means the substantial and material duties of any occupation for which the insured is or becomes reasonably fitted by education, training or experience.

                    The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED   This rider will not cover a disability which:

                    1. Began before the date of this rider;
                                        or
                    2. Occurred, while the insured was in any armed forces, as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY Written notice and proof that total disability has existed continuously for 180 days must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                    We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                    If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                    When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                     (Continued on reverse side)

83W-94 MO, WA                                                             BAABY8

                      METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

               This rider provides that, if the insured becomes totally disabled for at least 180 days, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.


DISABILITY STARTING      *    If disability starts on or before the insured's
BEFORE AGE 60                 60th birthday, we will waive eligible monthly
                              deductions as they fall due while the insured remains disabled. If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter.
                              We will then waive all future eligible monthly deductions.

DISABILITY STARTING      *    If disability starts after the insured's 60th
BETWEEN AGES 60               birthday but on or before his or her 65th
AND 65                        birthday, we will waive eligible monthly
                              deductions as they fall due while the insured remains totally disabled. We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                    All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER       The date of this rider is the date of this policy.

DEFINITION OF TOTAL Total disability means an incapacity which:
DISABILITY

                    1. Results from bodily injury or disease;
                                        and
                    2. Prevents the insured from doing the substantial and
                       material acts of any work for income or profit. During the first 24 months of total disability, work means the substantial and material duties of the insured's regular occupation. After that time, it means the substantial and material duties of any occupation for which the insured is or becomes reasonably fitted by education, training or experience.

                    The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED   This rider will not cover a disability which:

                    1. Began before the date of this rider;
                                        or
                    2. Occurred, while the insured was in any armed forces, as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY Written notice and proof that total disability has existed continuously for 180 days must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                    We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                    If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                    When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                     (Continued on reverse side)

83W-94 MO, WA U                                                           BAACA7

                      METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT


       This rider is a part of the policy if it is referred to on page 3.

                    This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the monthly deductions as described below.

DISABILITY STARTING    * If disability starts on or before the insured's 60th
BEFORE AGE 60            birthday, we will waive monthly deductions as they fall
                         due while the insured remains disabled. If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter. We will then waive all future monthly deductions.

DISABILITY STARTING    * If disability starts after the insured's 60th birthday
BETWEEN AGES 60          but on or before his or her 65th birthday, we will
AND 65                   waive monthly deductions as they fall due while the
                         insured remains totally disabled. We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any monthly deductions due after that date will be made from the policy's cash value.

                    All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any monthly deductions made during the period of total disability.

DATE OF RIDER       The date of this rider is the date of this policy.

DEFINITION OF TOTAL Total disability means an incapacity which:
DISABILITY
                    1. Results from bodily injury or disease;
                                   and
                    2. Prevents the insured from doing any work for income or
                       profit. During the first 24 months of total disability, work means the regular occupation of the insured. After that time it means any occupation for which the insured is or becomes reasonably fitted.

                    The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED   This rider will not cover a disability which:

                    1. Began before the date of this rider;
                                   or
                    2. Occurred, while the insured was in any armed forces, as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY Written notice and proof that total disability has existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                    We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                    If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                    When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the monthly deductions.

                                                     (Continued on reverse side)

83W-94 NY                                                                 BAACA1

                      METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                    This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the monthly deductions as described below.

DISABILITY STARTING   *  If disability starts on or before the insured's
BEFORE AGE 60            60th birthday, we will waive monthly deductions as they
                         fall due while the insured remains disabled. If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter. We will then waive all future monthly deductions.

DISABILITY STARTING   *  If disability starts after the insured's 60th birthday
BETWEEN AGES 60          but on or before his or her 65th birthday, we will
AND 65                   waive monthly deductions as they fall due while the
                         insured remains totally disabled. We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any monthly deductions due after that date will be made from the policy's cash value.

                    All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any monthly deductions made during the period of total disability.

DATE OF RIDER       The date of this rider is the date of this policy.

DEFINITION OF TOTAL  Total disability means an incapacity which:
DISABILITY
                    1. Results from bodily injury or disease;
                                   and
                    2. Prevents the insured from doing any work for income or
                       profit. During the first 24 months of total disability, work means the regular occupation of the insured. After that time it means any occupation for which the insured is or becomes reasonably fitted.

                    The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hard and one foot, will be considered total disability.

RISKS NOT COVERED   This rider will not cover a disability which:

                    1. Began before the date of this rider;
                                   or
                    2. Occurred, while the insured was in any armed forces, as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY Written notice and proof that total disability has existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                    We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                    If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                    When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the monthly deductions.

                                                     (Continued on reverse side)

83W-94 NY U                                                               BAACA2

                      METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                     This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.


DISABILITY STARTING      *  If disability starts on or before the insured's 60th
BEFORE AGE 60               birthday, we will waive eligible monthly deductions
                            as they fall due while the insured remains disabled.
                            If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter. We will then waive all future eligible monthly deductions.

DISABILITY STARTING      *  If disability starts after the insured's 60th
BETWEEN AGES 60             birthday but on or before his or her 65th birthday,
AND 65                      we will waive eligible monthly deductions as they
                            fall due while the insured remains totally disabled.
                            We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                     All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER        The date of this rider is the date of this policy.

DEFINITION OF TOTAL  Total disability means an incapacity which:
DISABILITY

                     1. Results from bodily injury or disease;
                                      and
                     2. Prevents the insured from doing any work for income or
                        profit. During the first 24 months of total disability, work means the regular occupation of the insured. After that time it means any occupation for which the insured is or becomes reasonably fitted.

                     The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

                     If the insured becomes disabled from the same cause as that of a prior disability and has not worked for more than 6 months, we will treat that disability as the continuation of the prior disability.

RISKS NOT COVERED    This rider will not cover a disability which:

                     1. Began before the date of this rider;
                                      or
                     2. Occurred as a result of any war, declared or undeclared, or any act of war, whether the insured was in the armed forces or any civilian noncombatant unit serving with such forces.

PROOF OF DISABILITY  Written notice and proof that total disability has existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                     We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                     If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                     When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                     (Continued on reverse side)

83W-94 PA                                                                 BAABY9

                      METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT

       This rider is a part of the policy if it is referred to on page 3.

                     This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not he waived.

DISABILITY STARTING      *  If disability starts on or before the insured's 60th
BEFORE AGE 60               birthday, we will waive eligible monthly deductions
                            as they fall due while the insured remains disabled.
                            If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter. We will then waive all future eligible monthly deductions.

DISABILITY STARTING      *  If disability starts after the insured's 60th
BETWEEN AGES 60             birthday but on or before his or her 65th birthday,
AND 65                      we will waive eligible monthly deductions as they
                            fall due while the insured remains totally disabled.
                            We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                     All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER        The date of this rider is the date of this policy.

DEFINITION OF TOTAL  Total disability means an incapacity which:
DISABILITY

                     1. Results from bodily injury or disease;
                                      and
                     2. Prevents the insured from doing any work for income or
                        profit. During the first 24 months of total disability, work means the regular occupation of the insured. After that time it means any occupation for which the insured is or becomes reasonably fitted.

                     The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

                     If the insured becomes disabled from the same cause as that of a prior disability and has not worked for more than 6 months, we will treat that disability as the continuation of the prior disability.

RISKS NOT COVERED    This rider will not cover a disability which:

                     1. Began before the date of this rider;

                     2. Occurred as a result of any war, declared or undeclared, or any act of war, whether the insured was in the armed forces or any civilian noncombatant unit serving with such forces.

PROOF OF DISABILITY  Written notice and proof that total disability has existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                     We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                     If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                     When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                    (Continued on reverse side)

83W-94 PA U                                                              BAACA3

                      METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                     This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.

DISABILITY STARTING      *  If disability starts on or before the insured's
BEFORE AGE 60               60th birthday, we will waive eligible monthly
                            deductions as they fall due while the insured remains disabled. If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter. We will then waive all future eligible monthly deductions.

DISABILITY STARTING      *  If disability starts after the insured's 6Oth
BETWEEN AGES 60             birthday but on or before his or her 65th birthday,
AND 65                      we will waive eligible monthly deductions as they
                            fall due while the insured remains totally disabled.
                            We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                     All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER        The date of this rider is the date of this policy.

DEFINITION OF TOTAL  Total disability means an incapacity which:
DISABILITY

                     1. Results from bodily injury or disease;
                                   and
                     2. During the first 24 months, prevents the insured from
                        performing, with reasonable continuity and in the usual and customary manner, the substantial and material acts of the insured's occupation, business our profession. After that time, prevents the insured from performing, with reasonable continuity and in the usual and customary manner, the substantial and material acts of the insured's occupation, business or profession or any other occupation, business or profession the insured, based upon education, training and experience, is qualified and would be reasonably contemplated to pursue and for which the insured shall receive compensation reasonably comparable with that earned in the insured's former occupation, business or profession.

                     The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED    This rider will not cover a disability which:

                     1. Began before the date of this rider;
                                   or
                     2. Occurred, while the insured was in any armed forces,
                        as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY  Written notice and proof that total disability has existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                     We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                     If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                     When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                     (Continued on reverse side)

83W-94 SD                                                                BAACDH

                      METROPOLITAN LIFE INSURANCE COMPANY

                       RIDER: DISABILITY WAIVER BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                     This rider provides that, if the insured becomes totally disabled for at least 6 months, we will waive the eligible monthly deductions as described below. Eligible monthly deductions are all monthly deductions except deductions for mortality and expense risk charges. Deductions for mortality and expense risk charges will not be waived.

DISABILITY STARTING      *  If disability starts on or before the insured's 60th
BEFORE AGE 60               birthday, we will waive eligible monthly deductions
                            as they fall due while the insured remains disabled.
                            If the insured remains totally disabled until his or her 65th birthday, we will consider such disability to continue thereafter. We will then waive all future eligible monthly deductions.

DISABILITY STARTING      *  If disability starts after the insured's 60th
BETWEEN AGES 60             birthday but on or before his or her 65th birthday,
AND 65                      we will waive eligible monthly deductions as they
                            fall due while the insured remains totally disabled.
                            We will waive such deductions until the policy anniversary on which the insured is age 65 or, if later, the third policy anniversary after disability starts. Any eligible monthly deductions due after that date will be made from the policy's cash value.

                     All monthly deductions will be made until we approve your claim. Upon approval, we will restore the value of any eligible monthly deductions made during the period of total disability.

DATE OF RIDER        The date of this rider is the date of this policy.

DEFINITION OF TOTAL  Total disability means an incapacity which:
DISABILITY

                     1. Results from bodily injury or disease;
                                   and

                     2. During the first 24 months, prevents the insured from
                        performing, with reasonable continuity and in the usual and customary manner, the substantial and material acts of the insured's occupation, business or profession. After that time, prevents the insured from performing, with reasonable continuity and in the usual and customary manner, the substantial and material acts of the insured's occupation, business or profession or any other occupation, business or profession the insured, based upon education, training and experience, is qualified and would be reasonably contemplated to pursue and for which the insured shall receive compensation reasonably comparable with that earned in the insured's former occupation, business or profession.

                     The total and permanent loss of the sight of both eyes or the loss by severance of both hands or both feet, or one hand and one foot, will be considered total disability.

RISKS NOT COVERED    This rider will not cover a disability which:

                     1. Began before the date of this rider;
                                   or
                     2. Occurred, while the insured was in any armed forces, as a result of any war or warlike action in time of peace.

PROOF OF DISABILITY  Written notice and proof that total disability has existed continuously for 6 months must be given to us while the insured is alive and totally disabled. As part of any proof we may require, at our expense, medical examinations of the insured by physicians we name.

                     We may also require proof of continued total disability at reasonable intervals, including, at our expense, medical examinations of the insured by physicians we name. After 2 years of total disability, proof will not be required more than once a year.

                     If notice or proof is late, we will accept it if it is given as soon as reasonably possible. If notice or proof is not given as soon as reasonably possible, we will not waive any eligible monthly deduction made more than one year before the date that written notice or proof of disability is given to us.

                     When the insured is no longer totally disabled or if proof of total disability is not given when required, we will no longer waive the eligible monthly deductions.

                                                     (Continued on reverse side)

83W-94 U SD                                                              BAACDJ

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                   If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                     1. The amount shown on page 3 under "Additional Benefits";
                               or
                     2. An amount equal to twice the amount stated in item 1
                        above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                     4. Is caused or contributed to by an infection, except
                        infection caused by an external visible wound sustained by an accident;

                     5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                               or
                     9. Results, directly or indirectly, from any war, or
                        warlike action in time of peace.

TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90                                                                    BAAA24

                       TABLE OF GUARANTEED MAXIMUM COSTS
                        (SEE "COST OF RIDER" PROVISION)

--------------------------------------------------------------------------------
                          Maximum                                    Maximum
      Age at          Monthly Cost for          Age at          Monthly Cost for
   Beginning of        Each $1,000 of        Beginning of        Each $1,000 of
    Rider Year        Accidental Death        Rider Year        Accidental Death
---------------------                   ------------------------
   Male      Female       Benefit         Male          Female       Benefit
--------------------------------------------------------------------------------
    0          -            .070           28             31           .080
    1          -            .080           29             32           .080
    2          -            .080           30             33           .080
    3          -            .080           31             34           .080
    4          -            .080           32             35           .080
    5          -            .080           33             36           .080
    6          -            .080           34             37           .080
    7          -            .080           35             38           .070
    8          -            .080           36             39           .070
    9          -            .080           37             40           .070
   10          -            .080           38             41           .070
   11          -            .080           39             42           .070
    -          0            .070           40             43           .070
    -          1            .070           41             44           .070
    -          2            .070           42             45           .070
    -          3            .070           43             46           .070
    -          4            .080           44             47           .070
    -          5            .080           45             48           .070
    -          6            .080           46             49           .070
    -          7            .080           47             50           .080
    -          8            .080           48             51           .080
    -          9            .080           49             52           .080
    -         10            .080           50             53           .080
    -         11            .080           51             54           .080
    -         12            .080           52             55           .080
    -         13            .080           53             56           .080
    -         14            .080           54             57           .080
   12         15            .090           55             58           .080
   13         16            .090           56             59           .080
   14         17            .090           57             60           .080
   15         18            .090           58             61           .080
   16         19            .090           59             62           .080
   17         20            .090           60             63           .090
   18         21            .090           61             64           .090
   19         22            .090           62             65           .090
   20         23            .090           63             66           .090
   21         24            .090           64             67           .090
   22         25            .090           65             68           .100
   23         26            .090           66             69           .100
   24         27            .090           67              -           .110
   25         28            .090           68              -           .110
   26         29            .090           69              -           .120
   27         30            .090
--------------------------------------------------------------------------------


72A-82 MIAC
82A-85 MTL                                                                BAAAAF
72A-89

82A-90

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:


                    1. The amount shown on page 3 under "Additional Benefits";
                             or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 90 days after the accident;

                    3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                    4. Is caused or contributed to by an infection, except
                       infection caused by an external visible wound sustained by an accident;

                    5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                    6. Results from suicide while sane or insane;

                    7. Results from committing or attempting to commit an
                       assault or felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                             or
                    9. Results, directly or indirectly, from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age.
                    It will never be more than the maximum cost according to the table on the next page.

82A-90 U                                                                  BAAA28

                       TABLE OF GUARANTEED MAXIMUM COSTS

                        (SEE "COST OF RIDER" PROVISION)

--------------------------------------------------------------------------------
    Age at          Maximum           Age at              Maximum
  Beginning     Monthly Cost for     Beginning        Monthly Cost for
of Rider Year    Each $1,000 of    of Rider Year       Each $1,000 of
                Accidental Death                      Accidental Death
                    Benefit                               Benefit
--------------------------------------------------------------------------------
     0                .070              40                 .070
     1                .078              41                 .070
     2                .078              42                 .070
     3                .078              43                 .070
     4                .080              44                 .070
     5                .080              45                 .070
     6                .080              46                 .070
     7                .080              47                 .078
     8                .080              48                 .078
     9                .080              49                 .078

    10                .080              50                 .080
    11                .080              51                 .080
    12                .088              52                 .080
    13                .088              53                 .080
    14                .088              54                 .080
    15                .090              55                 .080
    16                .090              56                 .080
    17                .090              57                 .080
    18                .090              58                 .080
    19                .090              59                 .080

    20                .090              60                 .088
    21                .090              61                 .088
    22                .090              62                 .088
    23                .090              63                 .090
    24                .090              64                 .090
    25                .090              65                 .098
    26                .090              66                 .098
    27                .090              67                 .106
    28                .082              68                 .108
    29                .082              69                 .116

    30                .082
    31                .080
    32                .080
    33                .080
    34                .080
    35                .072
    36                .072
    37                .072
    38                .070
    39                .070
--------------------------------------------------------------------------------

82A-90 U                                                                  BAAAQ9

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                     If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                     1. The amount shown on page 3 under "Additional Benefits";
                               or
                     2. An amount equal to twice the amount stated in item 1
                        above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                     4. Is caused or contributed to by any infection, except
                        infection caused by an accidental injury;

                     5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                                  or
                     9. Results, directly or indirectly, from any war, or
                        warlike action in time of peace.

TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 AR                                                                BAAA29

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                     If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                     1. The amount shown on page 3 under "Additional Benefits";
                               or
                     2. An amount equal to twice the amount stated in item 1
                        above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                     4. Is caused or contributed to by any infection, except
                        infection caused by an external visible wound sustained by an accident;

                     5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                                  or
                     9. Results, directly or indirectly, from any war, or
                        warlike action in time of peace.


TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age. It will never be more than the maximum cost according to the table on the next page.

82A-90 U AR                                                               BAAA30

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                    1. The amount shown on page 3 under "Additional Benefits";
                              or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 90 days after the accident;

                    3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                    4. Is caused or contributed to by an infection, except
                       infection caused by an external visible wound sustained by an accident;

                    5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                    6. Is an act of self-destruction;

                    7. Results from committing or attempting to commit an
                       assault or felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                              or
                    9. Results, directly or indirectly, from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 CA                                                                 BAAA3A

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                    1. The amount shown on page 3 under "Additional Benefits";
                              or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 90 days after the accident;

                    3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                    4. Is caused or contributed to by an infection, except
                       infection caused by an external visible wound sustained by an accident;

                    5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                    6. Is an act of self-destruction;

                    7. Results from committing or attempting to commit an
                       assault or felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                      (a) Acted in any capacity other than as a passenger; or
                      (b) Was on a non-military flight for the purpose of
                          descent from the aircraft while in flight;
                              or
                    9. Results, directly or indirectly, from any war, or
                       warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age.
                    It will never be more than the maximum cost according to the table on the next page.

82A-90 U CA                                                               BAAA3P

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                     If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                     1. The amount shown on page 3 under "Additional Benefits";
                               or
                     2. An amount equal to twice the amount stated in item 1
                        above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                     4. Is caused or contributed to by an infection, except
                        infection caused by an accident;

                     5. Is caused or contributed to, directly or indirectly, by the voluntary use of any controlled substance as defined in Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                                  or
                     9. Results, directly or indirectly, from any war, or
                        warlike action in time of peace.


TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 CT                                                                 BAAA3B

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                     If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                     1. The amount shown on page 3 under "Additional Benefits";
                               or
                     2. An amount equal to twice the amount stated in item 1
                        above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                     4. Is caused or contributed to by an infection, except
                        infection caused by an external visible wound sustained by an accident;

                     5. Is caused or contributed to, directly or indirectly, by the voluntary use of any controlled substance as defined in Title II of the Comprehensive Drug Abuse Prevention and Control Act of 1970, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                                  or
                     9. Results, directly or indirectly, from any war, or
                        warlike action in time of peace.


TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age. It will never be more than the maximum cost according to the table on the next page.

82A-90 U CT                                                               BAAA3Q

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                     This rider provides additional insurance if the insured dies from an accident.

                     If we receive proof that the insured died as the result of an accident, we will pay under this rider:

                     1. The amount shown on page 3 under "Additional Benefits";
                              or
                     2. An amount equal to twice the amount stated in item
                        1 above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused by physical or mental illness or treatment for the illness;

                     4. Is caused by an infection, except infection caused by a wound sustained by an accident;

                     5. Is caused by the voluntary use of any drug, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                              or
                     9. Results from any war, or warlike action in time of
                        peace.

TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 IL                                                                 BAAA77

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

               This rider provides additional insurance if the insured dies from an accident.

               If we receive proof that the insured died as the result of an accident, we will pay under this rider:

                   1. The amount shown on page 3 under "Additional Benefits";
                            or
                   2. An amount equal to twice the amount stated in item 1
                      above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED  No payment will be made if the death:

                   1. Occurs before the insured's first birthday;

                   2. Occurs more than 90 days after the accident;

                   3. Is caused by physical or mental illness or treatment for the illness;

                   4. Is caused by an infection, except infection caused by a wound sustained by an accident;

                   5. Is caused by the voluntary use of any drug, unless used on the advice of a licensed medical practitioner;

                   6. Results from suicide while sane or insane;

                   7. Results from committing or attempting to commit an
                      assault or felony;

                   8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                      (a) Acted in any capacity other than as a passenger; or
                      (b) Was on a non-military flight for the purpose of
                          descent from the aircraft while in flight;
                               or
                   9. Results from any war, or warlike action in time of peace.

TERMINATION        The rider will end on the earlier of: (a) the end of the
                   grace period; or (b) the policy anniversary on which the insured is age 70.


                   You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER      While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age.
                   It will never be more than the maximum cost according to the table on the next page.

82A-90 U IL                                                            BAAA76

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                     If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                     1. The amount shown on page 3 under "Additional Benefits";
                               or
                     2. An amount equal to twice the amount stated in item 1
                        above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                     4. Is caused or contributed to by an infection, except
                        infection caused by an external visible wound sustained by an accident;

                     5. Is caused or contributed to, directly or indirectly, by the voluntary use of any drug, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                                  or
                     9. Results, directly or indirectly, from any war, or
                        warlike action in time of peace.


TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 MD                                                                 BAAA8V

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                     If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                     1. The amount shown on page 3 under "Additional Benefits";
                               or
                     2. An amount equal to twice the amount stated in item 1
                        above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                     4. Is caused or contributed to by an infection, except
                        infection caused by an external visible wound sustained by an accident;

                     5. Is caused or contributed to, directly or indirectly, by the voluntary use of any drug, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                                  or
                     9. Results, directly or indirectly, from any war, or
                        warlike action in time of peace.

TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 U MD                                                               BAAA8W

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                    This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:


                    1. The amount shown on page 3 under "Additional Benefits";
                              or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 90 days after the accident;

                    3. Is caused or contributed to by physical or mental illness or treatment for the illness;

                    4. Is caused or contributed to by an infection, except
                       infection caused by an external visible wound sustained by an accident;

                    5. Is caused or contributed to by the use of any drug
                       voluntarily taken, unless used on the advice of a licensed medical practitioner;

                    6. Results from suicide while sane or insane;

                    7. Results from committing or attempting to commit a
                       felonious assault or other felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                                or

                    9. Results from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 MN                                                                 BAAA3D

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

       This rider is a part of the policy if it is referred to on page3.

                    This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:


                    1. The amount shown on page 3 under "Additional Benefits";
                             or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 90 days after the accident;

                    3. Is caused or contributed to by physical or mental illness or treatment for the illness;

                    4. Is caused or contributed to by an infection, except
                       infection caused by an external visible wound sustained by an accident;

                    5. Is caused or contributed to by the use of any drug
                       voluntarily taken, unless used on the advice of a licensed medical practitioner;

                    6. Results from suicide while sane or insane;

                    7. Results from committing or attempting to commit a
                       felonious assault or other felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                                  or
                    9. Results from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age.
                    It will never be more than the maximum cost according to the table on the next page.

82A-90 U MN                                                               BAAA39

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:


                    1. The amount shown on page 3 under "Additional Benefits";
                               or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 90 days after the accident;

                    3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                    4. Is caused or contributed to by an infection, except
                       infection caused by accidental injury or by the accidental ingestion of contaminated substances;

                    5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                    6. Results from suicide while sane or insane if we can show that the insured intended suicide when the policy was applied for;

                    7. Results from committing or attempting to commit an
                       assault or felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                               or
                    9. Results, directly or indirectly, from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 MO                                                                 BAAA3E

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:


                    1. The amount shown on page 3 under "Additional Benefits";
                               or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 90 days after the accident;

                    3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                    4. Is caused or contributed to by an infection, except
                       infection caused by accidental injury or by the accidental ingestion of contaminated substances;

                    5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                    6. Results from suicide while sane or insane if we can show that the insured intended suicide when the policy was applied for;

                    7. Results from committing or attempting to commit an
                       assault or felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                               or
                    9. Results, directly or indirectly, from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age. It will never be more than the maximum cost according to the table on the next page.

82A-90 U MO                                                               BAAA4A

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

             This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                    1. The amount shown on page 3 under "Additional Benefits";
                              or
                    2. An amount equal to twice the amount stated in item
                       1 above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 90 days after the accident;

                    3. Is caused by physical or mental illness or treatment
                       for the illness;

                    4. Is caused by any infection, except infection caused by
                       accidental injury;

                    5. Is caused by the voluntary use of any drug, unless used on the advice of a licensed medical practitioner;

                    6. Results from suicide while sane or insane;

                    7. Results from committing or attempting to commit an
                       assault or felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                                   or
                    9. Results from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 NH                                                                 BAAA3F

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

            This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                    1. The amount shown on page 3 under "Additional Benefits";
                              or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 90 days after the accident;

                    3. Is caused by physical or mental illness or treatment for the illness;

                    4. Is caused by any infection, except infection caused by
                       accidental injury;

                    5. Is caused by the voluntary use of any drug, unless used on the advice of a licensed medical practitioner;

                    6. Results from suicide while sane or insane;

                    7. Results from committing or attempting to commit an
                       assault or felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                                   or
                    9. Results from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age.
                    It will never be more than the maximum cost according to the table on the next page.

82A-90 U NH                                                               BAAA4B

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                    1.    The amount shown on page 3 under "Additional
                          Benefits";
                              or
                    2. An amount equal to twice the amount stated in item 1 above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 180 days after the accident;

                    3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                    4. Is caused or contributed to by an infection, except
                       infection caused by an external visible wound sustained by an accident;

                    5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                    6. Results from suicide while sane or insane;

                    7. Results from committing or attempting to commit an
                       assault or felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                               or
                    9. Results, directly or indirectly, from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 OR                                                                 BAAA4V

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                    1. The amount shown on page 3 under "Additional Benefits";
                              or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 180 days after the accident;

                    3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                    4. Is caused or contributed to by an infection, except
                       infection caused by an external visible wound sustained by an accident;

                    5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                    6. Results from suicide while sane or insane;

                    7. Results from committing or attempting to commit an
                       assault or felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-miiitary flight for the purpose of
                           descent from the aircraft while in flight;
                                   or
                    9. Results, directly or indirectly, from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age.
                    It will never be more than the maximum cost according to the table on the next page.

82A-90 U OR                                                               BAAA4W

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                    This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died after the effective date of coverage, while the policy and rider are in force, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                    1. The amount shown on page 3 under "Additional Benefits";
                              or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

DATE OF RIDER       The date of this rider is the date of the policy.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                    3. Is caused or contributed to by an infection, except
                       infection caused by an accident;

                    4. Is caused or contributed to, directly or indirectly, by the use of any drug voluntarily taken, unless prescribed by a licensed medical practitioner;

                    5. Results from suicide while sane or insane;

                    6. Results from committing or attempting to commit an
                       assault or felony;

                    7. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                                or
                    8. Results, directly or indirectly, from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period of the policy; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.


82A-90 PA                                                                BAAA3G

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                    This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died after the effective date of coverage, while the policy and rider are in force, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                    1. The amount shown on page 3 under "Additional Benefits";
                              or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

DATE OF RIDER       The date of this rider is the date of the policy.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                    3. Is caused or contributed to by an infection, except
                       infection caused by an accident;

                    4. Is caused or contributed to, directly or indirectly, by the use of any drug voluntarily taken, unless prescribed by a licensed medical practitioner;

                    5. Results from suicide while sane or insane;

                    6. Results from committing or attempting to commit an
                       assault or felony;

                    7. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                               or
                    8. Results, directly or indirectly, from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period of the policy; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age.
                    It will never be more than the maximum cost according to the table on the next page.


82A-90 U PA                                                               BAAA4C

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                     This rider provides additional insurance if the insured dies from an accident.

                     If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:


                     1. The amount shown on page 3 under "Additional Benefits";
                               or
                     2. An amount equal to twice the amount stated in item 1
                        above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                     4. Is caused or contributed to by an infection, except
                        infection caused by a wound sustained by an accident;

                     5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                                  or
                     9. Results, directly or indirectly, from any war, or
                        warlike action in time of peace.


TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 SC                                                                 BAAA3H

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                     If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                     1. The amount shown on page 3 under "Additional Benefits";
                               or
                     2. An amount equal to twice the amount stated in item 1
                        above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                     4. Is caused or contributed to by an infection, except
                        infection caused by an external visible wound sustained by an accident;

                     5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                                  or
                     9. Results, directly or indirectly, from any war, or
                        warlike action in time of peace.


TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age. It will never be more than the maximum cost according to the table on the next page.

82A-90 U SC                                                              BAAA4D

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                     This rider provides additional insurance if the insured dies from an accident.

                     If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                     1. The amount shown on page 3 under "Additional Benefits";
                              or
                     2. An amount equal to twice the amount stated in item 1
                        above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                     4. Is caused or contributed to by an infection, except
                        infection caused by an external visible wound sustained by an accident;

                     5. Is caused or contributed to, directly or indirectly, by the voluntary use of any drug, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                              or
                     9. Results, directly or indirectly, from any war, or
                        warlike action in time of peace.

TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 TN                                                                BAAA3X

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                     This rider provides additional insurance if the insured dies from an accident.

                     If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                     1. The amount shown on page 3 under "Additional Benefits";
                              or
                     2. An amount equal to twice the amount stated in item
                        1 above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED    No payment will be made if the death:

                     1. Occurs before the insured's first birthday;

                     2. Occurs more than 90 days after the accident;

                     3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

                     4. Is caused or contributed to by an infection, except
                        infection caused by an external visible wound sustained by an accident;

                     5. Is caused or contributed to, directly or indirectly, by the voluntary use of any drug, unless used on the advice of a licensed medical practitioner;

                     6. Results from suicide while sane or insane;

                     7. Results from committing or attempting to commit an
                        assault or felony;

                     8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                        (a) Acted in any capacity other than as a passenger; or
                        (b) Was on a non-military flight for the purpose of
                            descent from the aircraft while in flight;
                                     or
                     9. Results, directly or indirectly, from any war, or
                        warlike action in time of peace.

TERMINATION          The rider will end on the earlier of: (a) the end of the
                     grace period; or (b) the policy anniversary on which the insured is age 70.

                     You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER        While this rider is in force, its cost will be a part of
                     the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age. It will never be more than the maximum cost according to the table on the next page.

82A-90 U TN                                                               BAAA4E

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                           If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                         1. The amount shown on page 3 under "Additional Benefits";
                                             or
                         2. An amount equal to twice the amount stated in item 1 above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED        No payment will be made if the death:

                         1. Occurs before the insured's first birthday;

                         2. Occurs more than 180 days after the accident;

                         3. Is caused or contributed to by physical or mental
                            illness or treatment for the illness;

                         4. Is caused or contributed to by an infection, except
                            infection caused by an accident;

                         5. Is caused or contributed to by the use of any drug,
                            unless used on the advice of a licensed medical practitioner;

                         6. Results from suicide while sane or insane;

                         7. Results from committing or attempting to commit an
                            assault or felony;

                         8. Results from travel in an aircraft, or descent from
                            the aircraft while in flight, if the insured:

                            (a) Acted in any capacity other than as a passenger;
                                        or
                            (b) Was on a non-military flight for the purpose of
                                descent from the aircraft while in flight;
                                        or
                         9. Results from any war, or warlike action in time of
                            peace.

TERMINATION              The rider will end on the earlier of: (a) the end of
                         the grace period; or (b) the policy anniversary on which the insured is age 70.

                         You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER            While this rider is in force, its cost will be a part
                         of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 UT                                                                 BAAA3I

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                    1.  The amount shown on page 3 under "Additional
                        Benefits";
                              or
                    2. An amount equal to twice the amount stated in item 1 above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED  No payment will be made if the death:

                   1. Occurs before the insured's first birthday;

                   2. Occurs more than 180 days after the accident;

                   3. Is caused or contributed to by physical or mental illness or treatment for the illness;

                   4. Is caused or contributed to by an infection, except
                      infection caused by an accident;

                   5. Is caused or contributed to by the use of any drug, unless used on the advice of a licensed medical practitioner;

                   6. Results from suicide while sane or insane;

                   7. Results from committing or attempting to commit an assault or felony;

                   8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                      (a) Acted in any capacity other than as a passenger; or
                      (b) Was on a non-military flight for the purpose of
                          descent from the aircraft while in flight;
                                or
                   9. Results from any war, or warlike action in time of peace.

TERMINATION        The rider will end on the earlier of: (a) the end of the
                   grace period; or (b) the policy anniversary on which the insured is age 70.

                   You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER      While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age.
                   It will never be more than the maximum cost according to the table on the next page.

82A-90 U UT                                                               BAAA4F

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                    This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                    1. The amount shown on page 3 under "Additional Benefits";
                              or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 90 days after the accident;

                    3. Is caused by physical or mental illness;

                    4. Is caused or contributed to by an infection, except
                       infection caused by an accident;

                    5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                    6. Results from suicide while sane or insane;

                    7. Results from committing or attempting to commit an
                       assault or felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                              or
                    9. Results, directly or indirectly, from any war, or warlike action in time of peace.

TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 VT                                                                 BAAA3J

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                    This rider provides additional insurance if the insured dies from an accident.

                    If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:


                    1. The amount shown on page 3 under "Additional Benefits";
                              or
                    2. An amount equal to twice the amount stated in item 1
                       above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED   No payment will be made if the death:

                    1. Occurs before the insured's first birthday;

                    2. Occurs more than 90 days after the accident;

                    3. Is caused by physical or mental illness;

                    4. Is caused or contributed to by an infection, except
                       infection caused by an accident,

                    5. Is caused or contributed to, directly or indirectly, by the use of any drug, unless used on the advice of a licensed medical practitioner;

                    6. Results from suicide while sane or insane;

                    7. Results from committing or attempting to commit an
                       assault or felony;

                    8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                       (a) Acted in any capacity other than as a passenger; or
                       (b) Was on a non-military flight for the purpose of
                           descent from the aircraft while in flight;
                               or
                    9. Results, directly or indirectly, from any war, or warlike action in time of peace.


TERMINATION         The rider will end on the earlier of: (a) the end of the
                    grace period; or (b) the policy anniversary on which the insured is age 70.

                    You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER       While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age.
                    It will never be more than the maximum cost according to the table on the next page.
82A-90 U VT                                                               BAAA4G

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                      This rider provides additional insurance if the insured dies from an accident.

                      If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                      1. The amount shown on page 3 under "Additional
                         Benefits";
                                           or
                      2. An amount equal to twice the amount stated in item 1
                         above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED     No payment will be made if the death:

                      1. Occurs before the insured's first birthday;

                      2. Occurs more than 90 days after the accident;

                      3. Is caused by physical or mental illness or treatment
                         for the illness;

                      4. Is caused by an external infection, except infection
                         caused by an external visible wound sustained by an accident;

                      5. Is caused by the voluntary use of any drug, unless used on the advice of a licensed medical practitioner;

                      6. Results from suicide while sane or insane;

                      7. Results from committing or attempting to commit an
                         assault or felony;

                      8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                         (a) Acted in any capacity other than as a passenger; or
                         (b) Was on a non-military flight for the purpose of
                             descent from the aircraft while in flight;
                                 or
                      9. Results from any war, or warlike action in time of
                         peace.

TERMINATION           The rider will end on the earlier of: (a) the end of the
                      grace period; or (b) the policy anniversary on which the insured is age 70.

                      You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER         While this rider is in force, its cost will be a part of
                      the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.

82A-90 WA                                                                 BAAA3C

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

                      This rider provides additional insurance if the insured dies from an accident.

                      If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

                      1.  The amount shown on page 3 under "Additional
                          Benefits";
                                  or
                      2. An amount equal to twice the amount stated in item 1 above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT COVERED     No payment will be made if the death:

                      1.  Occurs before the insured's first birthday;

                      2.  Occurs more than 90 days after the accident;

                      3. Is caused by physical or mental illness or treatment for the illness;

                      4. Is caused by an external infection, except infection caused by an external visible wound sustained by an accident;

                      5. Is caused by the voluntary use of any drug, unless used on the advice of a licensed medical practitioner;

                      6.  Results from suicide while sane or insane;

                      7. Results from committing or attempting to commit an assault or felony;

                      8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                      (a) Acted in any capacity other than as a passenger; or
                      (b) Was on a non-military flight for the purpose of
                          descent from the aircraft while in flight;
                              or
                      9. Results from any war, or warlike action in time of peace.

TERMINATION           The rider will end on the earlier of: (a) the end of the
                      grace period; or (b) the policy anniversary on which the insured is age 70.

                      You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER         While this rider is in force, its cost will be a part of
                      the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age. It will never be more than the maximum cost according to the table on the next page.

82A-90 WA                                                                 BAAA3R

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

               This rider provides additional insurance if the insured dies from an accident.

               If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

               1.  The amount shown on page 3 under "Additional Benefits";
                           or
               2. An amount equal to twice the amount stated in item 1 above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT      No payment will be made if the death:
COVERED
               1.  Occurs before the insured's first birthday;

               2.  Occurs more than 90 days after the accident;

               3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

               4. Is caused or contributed to by an infection, except infection caused by an accidental injury;

               5. Is caused or contributed to by the use of any drug, unless used on the advice of a licensed medical practitioner;

               6.  Results from suicide while sane or insane;

               7. Results from committing or attempting to commit an assault or felony;

               8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                   (a) Acted in any capacity other than as a passenger; or
                   (b) Was on a non-military flight for the purpose of
                       descent from the aircraft while in flight;
                             or
               9. Results, directly or indirectly, from any war, or warlike action in time of peace.

TERMINATION    The rider will end on the earlier of: (a) the end of the grace period; or (b) the policy anniversary on which the insured is age
               70.

               You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER  While this rider is in force, its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age and sex. It will never be more than the maximum cost according to the table on the next page.


82A-90 WV                                                                 BAAA40

                      METROPOLITAN LIFE INSURANCE COMPANY

                        RIDER: ACCIDENTAL DEATH BENEFIT

      This rider is a part of the policy if it is referred to on page 3.

               This rider provides additional insurance if the insured dies from an accident.

               If we receive proof that the insured died, directly and independently of all other causes, as the result of an accident, we will pay under this rider:

               1.  The amount shown on page 3 under "Additional Benefits";
                           or
               2. An amount equal to twice the amount stated in item 1 above if we receive proof that the accident occurred while the insured was a fare-paying passenger in a licensed public conveyance being operated by a common carrier for passenger service.

RISKS NOT      No payment will be made if the death:
COVERED
               1.  Occurs before the insured's first birthday;

               2.  Occurs more than 90 days after the accident;

               3. Is caused or contributed to, directly or indirectly, by physical or mental illness or treatment for the illness;

               4. Is caused or contributed to by an infection, except infection caused by an accidental injury;

               5. Is caused or contributed to by the use of any drug, unless used on the advice of a licensed medical practitioner;

               6.  Results from suicide while sane or insane;

               7. Results from committing or attempting to commit an assault or felony;

               8. Results from travel in an aircraft, or descent from the aircraft while in flight, if the insured:

                   (a) Acted in any capacity other than as a passenger; or
                   (b) Was on a non-military flight for the purpose of
                       descent from the aircraft while in flight;
                               or
               9. Results, directly or indirectly, from any war, or warlike action in time of peace.

TERMINATION    The rider will end on the earlier of: (a) the end of the grace period; or (b) the policy anniversary on which the insured is age
               70.

               You may end this rider on any monthly anniversary by sending us a written request and the policy. We will make the change and return the policy.

COST OF RIDER  While this rider is in force its cost will be a part of the monthly deduction from the cash value. The monthly cost of this rider for each $1,000 of accidental death benefit will be set by us from time to time, based on the insured's age. It will never be more than the maximum cost according to the table on the next page.


82A-90 U WV                                                               BAAA41